CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Partner Select Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 24, 2005              /s/ George R. Aylward
     ----------------------       ----------------------------------------------
                                  George R. Aylward, Executive Vice
                                  President
                                  (principal executive officer)


I,  Nancy  G.  Curtiss,   Treasurer  of  Phoenix   Partner   Select  Funds  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 24, 2005              /s/ Nancy G. Curtiss
     ----------------------       ----------------------------------------------
                                  Nancy G. Curtiss, Treasurer
                                  (principal financial officer)